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                                                                    EXHIBIT 99.5

Apr-2001                             1995-C                               Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

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

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                                  $3,277,529,803.74
Beginning of the Month Finance Charge Receivables:                                               $168,936,873.89
Beginning of the Month Discounted Receivables:                                                             $0.00
Beginning of the Month Total Receivables:                                                      $3,446,466,677.63

Removed Principal Receivables:                                                                             $0.00
Removed Finance Charge Receivables:                                                                        $0.00
Removed Total Receivables:                                                                                 $0.00

Additional Principal Receivables:                                                                          $0.00
Additional Finance Charge Receivables:                                                                     $0.00
Additional Total Receivables:                                                                              $0.00

Discounted Receivables Generated this Period:                                                              $0.00

End of the Month Principal Receivables:                                                        $3,208,790,692.40
End of the Month Finance Charge Receivables:                                                     $163,530,104.34
End of the Month Discounted Receivables:                                                                   $0.00
End of the Month Total Receivables:                                                            $3,372,320,796.74

Special Funding Account Balance                                                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)                                         $2,300,000,000.00
End of the Month Transferor Amount                                                               $908,790,692.40
End of the Month Transferor Percentage                                                                    28.32%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                                        $71,956,107.91
     60-89 Days Delinquent                                                                        $53,449,480.03
     90+ Days Delinquent                                                                         $111,518,817.62

     Total 30+ Days Delinquent                                                                   $236,924,405.56
     Delinquent Percentage                                                                                 7.03%

Defaulted Accounts During the Month                                                               $24,148,077.78
Annualized Default Percentage                                                                              8.84%
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Apr-2001                              1995-C                              Page 2
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

Principal Collections                                                                            $414,448,953.98
Principal Payment Rate                                                                                    12.65%

Total Payment Rate                                                                                        13.54%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                                                             $322,000,000.00
     Class B Initial Invested Amount                                                              $28,000,000.00
                                                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                                                    $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                                                     $368,000,000.00
     Class B Invested Amount                                                                      $32,000,000.00
                                                                                                 ---------------
TOTAL INVESTED AMOUNT                                                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                            12.20%

PRINCIPAL ALLOCATION PERCENTAGE                                                                           12.20%

MONTHLY SERVICING FEE                                                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                                                            $2,947,107.03

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                                   92.00%

     Class A Finance Charge Collections                                                           $6,340,902.98
     Other Amounts                                                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                                                     $6,340,902.98

     Class A Monthly Interest                                                                     $1,565,967.78
     Class A Servicing Fee                                                                          $460,000.00
     Class A Investor Default Amount                                                              $2,711,338.47

TOTAL CLASS A EXCESS SPREAD                                                                       $1,603,596.73

REQUIRED AMOUNT                                                                                           $0.00
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Apr-2001                             1995-C                               Page 3
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
CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                     8.00%

     Class B Finance Charge Collections                                                              $551,382.88
     Other Amounts                                                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                        $551,382.88

     Class B Monthly Interest                                                                        $139,393.33
     Class B Servicing Fee                                                                            $40,000.00

TOTAL CLASS B EXCESS SPREAD                                                                          $371,989.55

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                                $1,975,586.28

     Excess Spread Applied to Required Amount                                                              $0.00

     Excess Spread Applied to Class A Investor Charge Offs                                                 $0.00

     Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount                    $235,768.56

     Excess Spread Applied to Class B Reductions of Class B Investe                                        $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                             $25,444.51

     Excess Spread Applied to Cash Collateral Account                                                      $0.00

     Excess Spread Applied to Reserve Account                                                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                           $144.01

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                            $1,714,229.20
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Apr-2001                              1995-C                              Page 4
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
EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                                         $9,684,699.31

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                                                              $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                                                        $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                                                     $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                                                $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                                            $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                                                $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                                                        $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                                           $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                              7.29%
    Base Rate (Prior Month)                                                                                7.43%
    Base Rate (Two Months Ago)                                                                             7.84%
                                                                                                           -----
THREE MONTH AVERAGE BASE RATE                                                                              7.52%

    Portfolio Yield (Current Month)                                                                       11.84%
    Portfolio Yield (Prior Month)                                                                         13.09%
    Portfolio Yield (Two Months Ago)                                                                       9.94%
                                                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                       11.62%
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Apr-2001                              1995-C                              Page 5
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
PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                                              92.00%

    Class A Principal Collections                                                                 $46,534,196.23

CLASS B PRINCIPAL PERCENTAGE                                                                               8.00%

    Class B Principal Collections                                                                  $4,046,451.86

TOTAL PRINCIPAL COLLECTIONS                                                                       $50,580,648.09

INVESTOR DEFAULT AMOUNT                                                                            $2,947,107.03

REALLOCATED PRINCIPAL COLLECTIONS                                                                          $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                                          $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                                                         $0.00
    Deficit Controlled Accumulation Amount                                                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                             $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                                                         $0.00
    Deficit Controlled Accumulation Amount                                                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                             $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                                 $53,527,755.12

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                    $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                                    $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                                                               $52,000,000.00
    Available Cash Collateral Amount                                                              $52,000,000.00
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Apr-2001                              1995-C                              Page 6
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
INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                                                     $0.00
    Class B Interest Rate Cap Payments                                                                     $0.00

TOTAL DRAW AMOUNT                                                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                            $0.00

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                                      First USA Bank, National Association
                                      as Servicer

                                      By:    /s/ Tracie H. Klein
                                             ------------------------------
                                             Tracie H. Klein
                                             First Vice President